EXHIBIT 10.3


                         CONVERTIBLE PROMISSORY NOTE AND
                           WARRANT PURCHASE AGREEMENT


      This Convertible Promissory Note and Warrant Purchase Agreement (the "Agreement") is made as of July 20, 1999 (the "Effective Date"), by and among Applied Voice Recognition, Inc., a Delaware corporation doing business as e-DOCS.net (the "Company"), and Greenwich, AG, a German company (the "Investor").

                                    RECITALS

      WHEREAS, the Investor desires to purchase from the Company, and the Company desires to issue to the Investor, a Convertible Promissory Note in the form of Exhibit A attached hereto (the "Note") in the aggregate principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00); and

      WHEREAS, the Investor desires to purchase from the Company, and the Company desires to issue to the Investor, a Warrant in the form of Exhibit B attached hereto on the terms and conditions set forth herein (the "Warrant"), such Warrant to purchase that number of shares of "Next Stock" (defined below) of the Company as determined pursuant to the terms and conditions of this Agreement and the Warrant.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

   1. PURCHASE AND SALE OF NOTE AND WARRANT.

      1.1 SALE AND ISSUANCE OF NOTE AND WARRANT. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing (as defined below) and the Company agrees to sell and issue to the Investor at the Closing (a) a Note in the form attached hereto as Exhibit A, in the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), at a price equal to 100% of the principal amount thereof, and (b) a Warrant to purchase such variable number of shares of the Company's Next Stock in the form attached hereto as Exhibit B.

      1.2 CLOSING. The purchase and sale of the Note and the Warrant shall take place at the offices of Gardere Wynne Sewell & Riggs, LLP, 333 Clay Avenue, Suite 800, Houston, Texas 77002 at 2:00 p.m. on July 20, 1999, or at such other time and place as the Company and the Investor shall mutually agree in writing (which time and place are designated as the "Closing").

      1.3 DELIVERIES. At the Closing, the Company shall deliver to the Investor the Note and the Warrant that the Investor is purchasing against payment of Five Hundred Thousand and No/100 Dollars ($500,000.00) by wire transfer of same day funds.

      1.4 CONVERSION OF THE NOTE. Upon the Next Qualified Equity Financing (as defined below), the principal amount of the Note plus any accrued but unpaid interest will be automatically converted into that number of shares of the Company's Next Stock issued in the Next Qualified Equity Financing as is equal to the then principal balance of the Note plus any accrued but unpaid interest divided by the price per share of the Company's Next Stock; PROVIDED, HOWEVER, the amounts outstanding under the Note shall not be subject to conversion without the written consent of the Investor unless, as of the closing of such Next Qualified Equity Financing, the Chief Executive Officer candidate previously identified to Greenwich, has entered into an employment contract with the Company and commenced employment with the Company.

      1.5 NEXT QUALIFIED EQUITY FINANCING. The term Next Qualified Equity Financing shall mean the next equity financing involving the receipt by the Company of at least Four Million Five Hundred Thousand Dollars ($4,500,000) (excluding amounts received on conversion of the Note, but including amounts received on conversion of notes from other investors) which is completed on or before November 24, 1999. If no such Next Qualified Equity Financing shall have occurred by November 24, 1999, then the Note shall become due and payable upon the election of the Holder.

      1.6 NEXT STOCK. The term "Next Stock" shall mean the stock into which the attached Note is convertible, and for which the attached Warrant is exercisable. Next Stock shall be the same class and series and have the same rights and limitations including, but not limited to, anti-dilution protection and registration rights as the Company's stock, which is the subject of the Next Qualified Equity Financing. The Investor shall not have any right to modify or negotiate the terms upon which such stock is issued.

      1.7 ALLOCATION OF PURCHASE PRICE TO THE WARRANT. The Company hereby allocates to the Warrant a purchase price of $0.01 for each share of Next Stock that the Warrant is exercisable into and such purchase price shall be retained by the Company from the principal of the Investor's Note by the Company and this amount will not accrue interest or convert into any other security. Receipt of such consideration is hereby acknowledged by the Company.

   2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to and for the benefit of the Investor, with knowledge that the Investor is relying thereon in entering into this Agreement and purchasing the Note and the Warrant from the Company, that the following are true and correct:

      2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the operation of its business or properties.

      2.2 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the Note and the Warrant, and the performance of all obligations of the Company thereunder has been taken or will be taken prior to the Closing, and this Agreement, the Note and the Warrant constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions, if any, contained in any of such documents may be limited by applicable federal or state securities laws.

      2.3 VALID ISSUANCE OF NEXT STOCK. The shares of Next Stock of the Company issuable upon the exercise of the Warrant which may be purchased by the Investor pursuant to this Agreement have been or will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Warrant shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Warrant pursuant to this Agreement.

      2.4 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement and such other filings as may be required by applicable state securities laws.

      2.5 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in material violation or default of any provisions of its Certificate of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company or otherwise in breach of any of the terms or conditions of any contract or agreement which breach, either individually or in the aggregate, could reasonably be expected to have a materially adverse effect on the business, properties, financial condition or results of operations of the Company. To the Company's knowledge, no other party to any of its material contracts or agreements is in material default under any such contract or agreement. The execution, delivery and performance of this Agreement, the Note and the Warrant, and the consummation of the transactions contemplated hereby and thereby shall not result in any such material violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

      2.6 DISCLOSURE. The Company has fully provided the Investor with all the material information which the Investor has requested for deciding whether to purchase the Note and the Warrant and all material information which the Company believes is reasonably necessary to enable the Investor to make such decision. Neither this Agreement nor any other written statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of material fact or omits to state a material fact necessary to make the statements in this Agreement or therein not misleading.

   3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to and for the benefit of the Company, with knowledge that the Company is relying thereon in entering into this Agreement and issuing the Note and the Warrant to the Investor, as follows:

      3.1 PURCHASE ENTIRELY FOR OWN ACCOUNT. By the Investor's execution of this Agreement, the Investor hereby confirms that the Note and Warrant to be received by the Investor, the Next Stock issuable upon conversion of the Note, and the Next Stock issuable upon exercise of the Warrant (collectively, the "Securities") shall be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities. The Investor represents that it has full power and authority to enter into this Agreement.

      3.2 INVESTMENT EXPERIENCE. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

      3.3 ACCREDITED INVESTOR. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as now in effect.

      3.4 RESTRICTED SECURITIES. The Investor understands that the Securities it is and shall be purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as now in effect, and understands the resale limitations imposed thereby and by the Act.

      3.5 LEGENDS. The Investor understands that the certificates evidencing the Securities may bear one or all of the following legends:

          (a) The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or the securities laws of any state of the United States. The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable state laws, or pursuant to an exemption from registration under the Act and qualification under applicable state laws, the availability of which is to be established to the reasonable satisfaction of the Company.

          (b) Any legend required by the laws of the states of Delaware.

          (c) Any legend required to be placed on the Securities purchased by Investor in any future sale or offering of any Securities.

          (d) A legend memorializing Section 5 below.

   4. RESTRICTIONS ON DISPOSITION. Without in any way limiting the representations set forth in Section 3 above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4, and in addition thereto, one of the following conditions is satisfied:

      4.1 SECURITIES REGISTERED. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

      4.2 REGISTRATION NOT REQUIRED. The Investor shall have (i) notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and
(ii) if reasonably requested by the Company, furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act; provided, however, that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, except in unusual circumstances.

   5. MARKET STAND-OFF AGREEMENT. During the period of duration (not to exceed 180 days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, the Investor shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to transferees or donees who agree to be similarly bound) any securities of the Company constituting Next Stock; provided, however, that this Section 5 shall be applicable (a) only to the first two such registration statements of the Company pursuant to which Common Stock (or other securities) of the Company are to be sold on its behalf to the public in an underwritten offering, and (b) only if all officers and directors of the Company and all persons with registration rights enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Common Stock of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

   6. GENERAL PROVISIONS.

      6.1 CONSTRUCTION. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Texas, without giving effect to its conflicts of laws or principles.

      6.2 ENTIRE AGREEMENT. This Agreement, together with the agreements and documents referred to herein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous negotiations, agreements and understandings.

      6.3 NOTICES. All payments, notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given at the earlier of (i) the time of actual delivery or (ii) on the third business day following the date deposited with the United States Postal Service, postage prepaid, certified with return receipt requested, to the parties at the following addresses or at such other address as shall be given in writing by a party to the other parties as set forth on the signature page.

      6.4 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of each of the parties hereunder, may not be assigned by the Investor without the prior written consent of the Company. Subject to the foregoing sentence, this Agreement shall inure to the benefit of, and shall be binding upon, the parties and their successors and assigns.

      6.5 SEVERABILITY. If any term, covenant or condition of this Agreement is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the remainder of this Agreement shall not be affected thereby and the term, covenant and condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      6.6 MODIFICATION. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon all parties to this Agreement, including, without limitation, any holder who may not have executed such amendment or waiver, and each future holder of any equity security into which the Note is convertible and/or any holder of Next Stock that is received upon the exercise of the Warrant.

      6.7 ATTORNEY'S FEES. If any action of law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

      6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



            [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the Effective Date.


COMPANY:


APPLIED VOICE RECOGNITION, INC.,
a Delaware corporation, d/b/a e-DOCS.net



By: ______________________________________________
    Richard A. Cabrera, Chief Financial Officer


Address:
4615 Post Oak Place
Suite 111
Houston, TX 77027


INVESTOR:


Greenwich, AG,
a German company



By: ______________________________________

    Name: ________________________________

    Title: _______________________________

Address:
Neuer Wall 32
20354 Hamburg, Germany



                               [SIGNATURE PAGE TO
                           CONVERTIBLE PROMISSORY NOTE
                         AND WARRANT PURCHASE AGREEMENT]

                                    EXHIBIT A

                                  FORM OF NOTE

NEITHER THIS CONVERTIBLE PROMISSORY NOTE NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN QUALIFIED WITH THE STATE OF DELAWARE OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY APPLICABLE PROVISIONS OF THE SECURITIES LAWS OF DELAWARE OR ANY OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS CONVERTIBLE PROMISSORY NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.



                                                                  Houston, Texas
                                                                   July 20, 1999



                         APPLIED VOICE RECOGNITION, INC.

                                d/b/a e-DOCS.net

                           CONVERTIBLE PROMISSORY NOTE


      Applied Voice Recognition, Inc., a Delaware corporation, doing business as e-DOCS.net (the "Company"), for value received, hereby promises to pay to Investor (the "Holder"), the principal amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Issue Price"), together with interest on the unpaid amount thereof in accordance with the terms hereof, from the date hereof until paid or converted in accordance with the terms hereof.

   1. TERMS OF THE CONVERTIBLE PROMISSORY NOTE (THE "NOTE").


      1.1 INTEREST RATE. The rate of interest hereunder ("Interest Rate") shall be nine percent (9%) per annum and shall be computed on the basis of a 365 day year for the actual number of days elapsed.

      1.2 PAYMENT. Subject to the provisions of Section 2 regarding conversion of this Note, the Issue Price plus all accrued but previously unpaid interest thereon (the "Conversion Amount") shall become due and payable on the earliest of (i) November 24, 1999 (ii) immediately prior to the closing of the acquisition of a majority of stock of the Company by another entity by means of a transaction or a series of related transactions or (iii) the closing of the sale of all or substantially all of the assets of the Company, unless the Company stockholders of record prior to such acquisition or sale set forth in
(ii) and (iii) above shall hold at least fifty percent (50%) of the voting power of the acquiring or surviving entity immediately after such acquisition or sale ("Due Date"). Payment shall be made at the offices or residence of the Holder, or at such other place as the Holder shall have designated to the Company in writing, in lawful money of the United States of America.


      1.3 CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT. This Note is issued by the Company in connection with that certain Convertible Promissory Note and Warrant Purchase Agreement dated the date hereof (the "Agreement") among the Company and the Holder, and is subject to, and Holder and the Company shall be bound by, all the terms, conditions and provisions of the Agreement.


   2. CONVERSION.


      2.1 TIMING. Upon the completion of the Next Qualified Equity Financing (as defined below), the Conversion Amount shall be automatically converted (subject to the terms of Section 1.4 of the Agreement) into that number of fully paid and nonassessable shares of the Company's Next Stock (defined below) issued in the Next Qualified Equity Financing as is equal to the Conversion Amount divided by the lower of (i) per share purchase price of the Next Stock or (ii) one dollar ($1.00) (the "Per Share Price"), with any fraction of a share rounded up to the next whole share of the Next Stock. Provided, however, that if there is no Next Qualified Equity Financing before November 24, 1999, then the Note shall become due and payable upon the demand of the Holder at any time on or after November 24, 1999.


      2.2 NEXT QUALIFIED EQUITY FINANCING. The term "Next Qualified Equity Financing" is defined for purposes of this Note in Section 1.5 of the Agreement of even date herewith.


      2.3 NEXT STOCK. The term "Next Stock" is defined for purposes of this Note in Section 1.6 of the Agreement.

      2.4 CONVERSION PROCEDURE. Written notice of the Next Qualified Equity Financing shall be delivered to the Holders of this Note before or promptly after the closing date of the Next Qualified Equity Financing (the "Conversion Date"), at the address last shown on the records of the Company for the Holder or given by the Holder to the Company for the purpose of notice (or, if no such address appears or is given, at the residence of the Holder), notifying the Holder of the conversion to be effected, including specifying (i) the Conversion Amount (calculated as of the Conversion Date), (ii) the Per Share Price, (iii) a term sheet setting forth the rights, preferences, privileges and terms and conditions of issuance and sale of the Next Stock and the Conversion Date, and
(iv) copies of all relevant documentation evidencing the sale of the Next Stock in the Next Qualified Entity Financing including any associated warrants, stock purchase agreement, stock restriction agreement, and investor's rights agreement. The Holder shall have no right to negotiate any of the terms or conditions upon which the Next Stock shall be issued, which negotiation shall be conducted solely among the Company and the purchasers of the Next Stock.


      2.5 TERMINATION OF RIGHTS UPON CONVERSION. Provided notice is given by the Company in accordance with Section 2.4, conversion shall be deemed effective on the Conversion Date, and the Holders of this Note shall have no further rights under this Note, whether or not this Note is surrendered. Conversion shall be deemed effective upon issuance of Next Stock.


      2.6 DELIVERY OF STOCK CERTIFICATES. As promptly as practicable after any conversion of this Note and the Holders' surrender of this Note, the Company, at its expense, shall issue and deliver to the Holders of this Note a certificate or certificates evidencing the number of shares of Next Stock issuable to the Holders upon any such conversion and any associated warrant.


   3. MISCELLANEOUS.


      3.1 TRANSFER OF NOTE. This Note shall not be transferable or assignable in any manner, except to affiliates of Investor, and no interest shall be pledged or otherwise encumbered by the Holders without the express written consent of the Company, and any such attempted disposition of this Note or any portion hereof shall be of no force or effect.


      3.2 TITLES AND SUBTITLES. The titles and subtitles used in this Note are for convenience only and are not to be considered in construing or interpreting this Note.

      3.3 NOTICES. Any notice required or permitted under this Note shall be given in writing and in accordance with Section 6.3 of the Agreement (for purposes of which the term "Investor" shall mean the Holder hereunder), except as otherwise expressly provided in this Note.



      3.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.



      3.5 AMENDMENTS AND WAIVERS. This Note is issued by the Company pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement dated July 20, 1999. Other than the right to the payment of the Issue Price and all accrued but unpaid interest thereon, which may only be amended or waived with the written consent of the Holder, any other term of this Note may be amended and the observance of any other term of this Note may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder, and in accordance with the Agreement. Any amendment or waiver effected in accordance with this Section 3.5 shall be binding upon the Holder of this Note (and of any securities into which this Note is convertible), each future holder of all such securities and the Company.



      3.6 SEVERABILITY. If one or more provisions of this Note are held to be unenforceable under applicable law, such provision shall be excluded from this Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.



      3.7 GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to its conflicts of laws principles.



Date:  July 20, 1999                      APPLIED VOICE RECOGNITION, INC.,

                                          d/b/a  e-DOCS.net,  a  Delaware
                                          corporation

                                        By: ___________________________________
                                            Richard A. Cabrera, Chief Financial
                                            Officer



                               [SIGNATURE PAGE TO

                          CONVERTIBLE PROMISSORY NOTE]

                                    EXHIBIT B

                                 FORM OF WARRANT

      NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.



                        WARRANT TO PURCHASE COMMON STOCK


                                       OF


                         APPLIED VOICE RECOGNITION, INC.


                            VOID AFTER JULY 31, 2002


           This certifies that GREENWICH, AG, a German company ("Greenwich"), is entitled to purchase such number of shares of fully paid and nonassessable shares of Common Stock, $0.001 par value (the "Common Stock") as is described below, of Applied Voice Recognition, Inc., a Delaware corporation doing business as e-DOCS.net (the "Company"), at a price equal to $1.25 per share. This Warrant is issued pursuant to that certain Convertible Promissory Note and Warrant Purchase Agreement dated of even date herewith (the "Purchase Agreement"). Pursuant to the Purchase Agreement, the Company also issued to Greenwich that certain Convertible Promissory Note dated July 20, 1999 (the "Note"). Shares may be purchased at any time, in whole or in part, after the earlier of (i) the date of the closing of the Company's Next Qualified Equity Financing (as defined in the Purchase Agreement), (ii) the date of the Company's repayment of all principal and interest due under the Note, or (iii) November 24, 1999; provided, however, in no event may this Warrant be exercised later than 5:00 p.m. (Houston
Time) on July 31, 2002 (the period during which Shares may be purchased being referred to herein as the "Exercise Period").



           The purchase price per share of Common Stock from time to time in effect under this Warrant, and the number and character of shares covered hereby, shall be subject to adjustments from time to time in certain instances as follows, and the term "Exercise Price" shall mean the price per share originally set forth in this Warrant or any price resulting from adjustments pursuant to the terms hereof. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock". The term "Holder" shall refer to Greenwich or any person holding this Warrant in accordance with the terms hereof.


      (a)  EXERCISE OF WARRANT.


           (1) Subject to and in accordance with the provisions hereof, this Warrant may be exercised in whole or in part during the Exercise Period, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares specified in such form, together with all applicable federal and state taxes. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office or agency of the Company, in proper form for exercise and pursuant to compliance herewith, together with payment of the Exercise Price, the Holder shall be deemed to be the holder of record, for all purposes, of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. Upon receipt of the required deliveries, the Company shall, as promptly as practicable, and in any event within ten days thereafter, cause to be issued and delivered to the Holder hereof or the transferee designated in the Purchase Form a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise registered in the name of the Holder hereof, or the name of the transferee so designated, as the case may be.


           (2) In addition to the method of payment set forth in paragraph (1) above and in lieu of any cash payment required thereunder, the Holder shall have the right at any time and from time to time to exercise this Warrant in full or in part by surrendering this Warrant in the manner specified in paragraph (1) above in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as herein defined) of the Common Stock less the Exercise Price (as herein defined) and the denominator of which is such Market Price. Solely for the purposes of this paragraph (2), Market Price shall be calculated either (i) on the date on which the Purchase Form attached hereto is deemed to have been sent to the Company pursuant to paragraph (1) hereof ("Notice Date") or (ii) as the average of the Market Price for each of the fifteen trading days preceding the Notice Date, whichever of (i) or (ii) is greater.

      (b) NO IMPAIRMENT. The Company hereby agrees that (i) at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant, and (ii) it will take all action as may be necessary in order that all shares of stock as may be issued pursuant to this Warrant shall, upon issuance, be duly and validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.



      (c) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, after payment of the Exercise Price for such fractional share by the Holder, the Company shall round the number of shares issued upon the exercise of this Warrant to the next highest full share.



      (d) ASSIGNMENT OF WARRANT OR WARRANT STOCK OR LOSS OF WARRANT.


           (1) This Warrant may not be sold, transferred, assigned or hypothecated at any time after its execution and delivery, except upon compliance with the requirements of this Warrant and any applicable state or federal securities laws. Shares of Common Stock issued pursuant to this Warrant shall be subject to the same holding period as shares of Common Stock issued upon conversion of the Note, which holding period is described in the Purchase Agreement.


           (2) Any sale, assignment, transfer or hypothecation of this Warrant shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and accompanied with funds sufficient to pay any transfer tax; whereupon, the Company shall, after first receiving such evidence as the Company may reasonably require as to compliance with this Warrant, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.


           (3) The term "Warrant" as used herein includes any Warrant issued in substitution for or replacement of this Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will at its expense execute and deliver a new Warrant of like tenor and date. When authorizing the execution and delivery of a new Warrant to replace a Warrant lost, stolen or destroyed, the Board of Directors of the Company may, in its sole discretion and as a condition precedent thereto, require the

Holder to deliver an affidavit in a form satisfactory to the Board of Directors of the Company and to indemnify the Company against any claim that may be made against the Company with respect to such lost, stolen or destroyed Warrant.


      (e) ANTI-DILUTION AND ADJUSTMENT PROVISIONS. The purchase price per share of Common Stock from time to time in effect under this Warrant, and the number and character of shares covered hereby, shall be subject to adjustments from time to time in certain instances as follows, and the term "Exercise Price" shall mean the price per share originally set forth in this Warrant or any price resulting from adjustments pursuant to the terms hereof.


           (1) In case the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or shall issue in exchange for its outstanding shares of Common Stock a greater number of shares of Common Stock, then in each such case from and after the record date for such subdivision or exchange, the number of shares of Common Stock covered by this Warrant shall be increased in proportion to such increase in the number of outstanding shares of Common Stock and the Exercise Price then in effect shall be correspondingly decreased; and in the case the Company shall reduce the number of shares of its Common Stock by a combination of shares or shall issue in exchange for its outstanding shares of Common Stock a lesser number of shares of Common Stock, then in each such case from and after the record date for such combination or exchange, the number of shares of Common Stock covered by this Warrant shall be decreased in proportion to such reduction in the number of outstanding shares of Common Stock, and the then prevailing Exercise Price shall be correspondingly increased.


           (2) In case the Company shall declare and pay a dividend upon its Common Stock payable in Common Stock, then in each such case from and after the record date for determining the stockholders entitled to receive such dividend, the number of shares of Common Stock covered by this Warrant shall be increased in proportion to the increase in the number of outstanding shares of Common Stock through such stock dividend, and the then prevailing Exercise Price shall be correspondingly decreased.


                     (3) In case of any reclassification or change of outstanding shares of Common Stock (other than as a result of a subdivision, combination or stock dividend) or in case of the consolidation or merger of the Company with or into any other corporation (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change in its outstanding shares of Common Stock), or in case of any sale by the Company of all or substantially all of its assets to another corporation, the Holder shall have the right thereafter to receive upon exercise of this Warrant the amount and kind of shares of capital stock and other securities and property entitled to be received upon such reclassification, change, consolidation, merger or sale by a holder of the number of shares of Common Stock of the Company covered by this Warrant at the then prevailing Exercise Price, subject to subsequent adjustments as provided herein.


      (f) NUMBER OF SHARES. This Warrant may be exercised for the number of shares of Common stock equal to:


                X =  A  X  B

                         C


                A = 15% if the Next Qualified Equity Financing has occurred on or before August 20, 1999; 20% if the Next Qualified Equity Financing has occurred after August 20, 1999, but on or before September 20, 1999; 30% if the Next Qualified Equity Financing has occurred after September 20, 1999, but on or before October 20, 1999; 40% if the Next Qualified Equity Financing has occurred after October 20, 1999, but on or before November 24, 1999; and 50% if the Next Qualified Equity Financing has not occurred on or before November 24, 1999.


                B = Original principal amount of Note.


                C = The per share value of each share of the Company's Common Stock sold at the Next Qualified Equity Financing.


                X = The number of shares of the Company's Common Stock for which this Warrant (together with payment of the exercise price) is exercisable.


      (g) NOTICES TO HOLDER. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten days prior to the date specified in (x) and at least thirty days prior to the date specified in (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and at least twenty (20) days prior notice as to the date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, or winding up.


      (h) TRANSFER TO COMPLY WITH THE SECURITIES ACT.


           (1) This Warrant or the Warrant Stock or any other security issued or issuable upon exercise of this Warrant may not be offered or sold except in conformity with the Securities Act, and then only against receipt of an agreement of such person to whom such offer of sale is made to comply with the provisions of this Section (h) with respect to any resale or other disposition of such securities.


           (2) The Company may cause the legends set forth at the top of the first page hereof to be set forth on each Warrant and the following legends to be set forth on each certificate representing Warrant Stock, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:


           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.


      (i) APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      (j) NOTICE. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or five (5) days after being sent by certified mail or registered mail, return receipt requested, to the Holder. For purposes hereof, the address of the Holder shall be Neuer Wall 32, 20354 Hamburg, Germany,
Attention: Chief Executive Officer, and the address of the Company shall be 4615 Post Oak Place, Suite 111, Houston, Texas 77027, Attention: Chief Executive Officer; provided, however, either address may be changed by notice given in accordance herewith.


      (k) NONWAIVER. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the Holder hereof shall operate as a waiver of or otherwise prejudice such Holder's rights, powers or remedies.


      (l) HOLDER NOT A STOCKHOLDER. Prior to the exercise of this Warrant as hereinbefore provided, the Holder hereof shall not, by virtue of its ownership of this Warrant, except as specifically provided herein, be entitled to any of the rights of a stockholder of the Company including, without limitation, the right as a stockholder to (a) vote on or consent to any proposed action of the Company or (b) receive notice of or attend any meetings of stockholders of the Company or notice of any other proceedings of the Company.


      (m) SUCCESSORS AND ASSIGNS. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors and assigns of the Company, the Holder hereof and the Holder of the shares of Common Stock issued upon the exercise hereof, and shall be enforceable by any such Holder.


           IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS WARRANT TO BE EXECUTED EFFECTIVE AS OF JULY 20, 1999.


                          APPLIED VOICE RECOGNITION, INC.,

                          a Delaware corporation d/b/a e-DOCS.net



                          By: ___________________________________________
                              Richard A. Cabrera, Chief Financial Officer

                                  PURCHASE FORM


      The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by said Warrant for, and to purchase thereunder, ________ shares of Common Stock, $0.001 par value per share, of Applied Voice Recognition, Inc., doing business as e-DOCS.net, and herewith makes payment of $___________ in cash therefor and requests that the certificates for such shares be issued in the name of _________________________________________ and delivered to
____________________________________, whose address is
_____________________________________________________ and, if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.





Dated: _________________                 ___________________________________

                                         Name:______________________________

                                         Title:_____________________________


P
                                         Address: __________________________

                                                  __________________________

                                                  __________________________


                                         Social Security

                                         or Tax I.D. No. ___________________

                               ASSIGNMENT IN FULL


      FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto _______________________________ the within Warrant and all rights evidenced thereby and does irrevocably constitute and appoint ______________________________, attorney, to transfer the said Warrant on the books of the within named Company.







Dated: _________________                __________________________________

                                        __________________________________


                                        Address: _________________________

                                                 _________________________

                                                 _________________________


                                        Social Security

                                        or Tax I.D. No. __________________

                               PARTIAL ASSIGNMENT


      FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers unto ________________________________ a portion of the within Warrant and the rights evidenced thereby, TO WIT: the right to purchase ______ shares of Common Stock of __________________________ and does irrevocably constitute and appoint _________________________, attorney, to transfer to such extent the said Warrant on the books of the within named Company.





Dated: _________________                __________________________________

                                        __________________________________


                                        Address: _________________________

                                                 _________________________

                                                 _________________________


                                        Social Security

                                        or Tax I.D. No. __________________

                                      -1-